Exhibit 99.1

Integer Receives Early Termination of Hart-Scott-Rodino Waiting Period for Pending Acquisition by KKR

PLANO, Texas, September 30, 2026 (GLOBE NEWSWIRE) -- Integer Holdings Corporation (NYSE: ITGR) (“Integer” or the “Company”), a leading global medical device contract development and manufacturing organization (CDMO), today announced that it has received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), in connection with the previously announced acquisition of Integer by an affiliate of investment funds managed by KKR (the “Merger”).

As previously announced on August 3, 2026, Integer and KKR entered into a definitive merger agreement dated as of August 2, 2026 (the “Merger Agreement”) pursuant to which an affiliate of KKR will acquire all of the outstanding shares of Integer for $127 per share in cash (the “Transaction”). The Transaction represents a total enterprise value of approximately $5.7 billion. The termination of the HSR waiting period satisfies one of the conditions required for completion of the Transaction. The Transaction remains subject to approval of Integer stockholders and the satisfaction or waiver of other regulatory approvals and other customary closing conditions. Integer continues to expect the Transaction to close by the end of 2026, subject to the satisfaction of these conditions.

Integer will hold a virtual Special Meeting of Stockholders (the “Special Meeting”) on October 21, 2026 at 9:00 a.m., Central Time, to vote to adopt the Merger Agreement, and approve other related proposals. Stockholders of record as of the close of business on September 8, 2026, are entitled to vote at the meeting. The Integer Board of Directors unanimously recommends that all Integer stockholders vote “FOR” the Merger Agreement and other related proposals.

For more information about the proposed Transaction, including the Merger Agreement, the Merger, and the Special Meeting, please see the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) by Integer on September 14, 2026 (the “Definitive Proxy Statement”).

About Integer®

Integer Holdings Corporation (NYSE: ITGR) is one of the largest medical device contract development and manufacturing organizations (CDMOs) in the world, serving the cardio and vascular, neuromodulation, and cardiac rhythm management markets. As a strategic partner of choice, we advance the goals of our medical device customers through industry-leading engineering and manufacturing, with a relentless commitment to quality, service, and innovation. The Company’s brands include Greatbatch Medical® and Lake Region Medical®. Additional information is available at www.integer.net.

Contacts

Integer

Media Relations:

Misty Tippen

misty.tippen@integer.net

469-536-6702

Investor Relations:

Kristen Stewart

kristen.stewart@integer.net

551-337-3973

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this communication and other written and oral statements made from time to time by us and our representatives are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to: our goals, plans, and strategic initiatives; long-term growth prospects; maximizing value for our stockholders; and other events, conditions or developments that will or may occur in the future; and timing of any of the foregoing. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this communication.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Agreement and Plan of Merger, by and among the Company, Armstrong Parent, Inc. (“Buyer”) and Armstrong Bidco, Inc. All such forward-looking statements are based upon current plans, estimates, expectations, opportunities and ambitions that are subject to risks, uncertainties, assumptions, and other important factors, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the

Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third-party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; significant costs, or expenses incurred in connection with the Transaction; the Buyer’s ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; certain restrictions contained in the Agreement and Plan of Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk of various events that could disrupt operations, including pandemics, epidemics or other public health crises or severe weather (such as droughts, floods, avalanches and earthquakes), cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 23, 2026, the Company’s quarterly report on Form 10-Q for the fiscal quarter ended July 3, 2026, which was filed with the SEC on August 4, 2026 and other documents subsequently filed by the Company with the SEC. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, the Company filed the Definitive Proxy Statement with the SEC on September 14, 2026. The Definitive Proxy Statement and proxy card have been mailed to Integer’s stockholders of record as of the close of business on September 8, 2026. The Definitive Proxy Statement seeks their approval of the Transaction and other related matters. INTEGER’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at https://investor.integer.net/financial-information/sec-filings/default.aspx or by contacting the Company via email by sending a message to ir@integer.net.

Participants in the Solicitation

The Company, Buyer and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the

Transaction under the rules of the SEC. Information about the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in the “The Merger (PROPOSAL 1) – Interests of ITGR’s Directors and Executive Officers in the Merger” and the “Security Ownership of Certain Beneficial Owners and Management” sections of the Definitive Proxy Statement. The Definitive Proxy Statement and other documents may be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.